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                                                                  Exhibit 10.10
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                               SINTER METALS, INC.
                           DEFERRED COMPENSATION PLAN


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

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE I.  PURPOSE.............................................................................................  1

ARTICLE II.  DEFINITIONS AND CONSTRUCTION.......................................................................  1
                Section 2.1.  Definitions.......................................................................  1
                Section 2.2.  Construction......................................................................  5

ARTICLE III.  PARTICIPATION AND DEFERRALS.......................................................................  5
                Section 3.1.  Eligibility and Participation.....................................................  5
                           (a)  Eligibility.....................................................................  5
                           (b)  Participation...................................................................  5
                           (c)  Initial Year of Participation...................................................  5
                           (d)  Termination of Participation....................................................  6
                Section 3.2.  Ineligible Participant ...........................................................  6
                Section 3.3   Amount of Deferral................................................................  6
                Section 3.4.  Matching Amounts..................................................................  6
                Section 3.5.  Modification of Deferral
                         Commitments............................................................................  6

ARTICLE IV.  PARTICIPANTS' ACCOUNTS.............................................................................  7
                Section 4.1.  Establishment of Accounts.........................................................  7
                Section 4.2.  Elective Deferred Compensation....................................................  7
                Section 4.3.  Determination of Accounts.........................................................  7
                          (a)  Determination of Accounts........................................................  7
                          (b)  Accounting.......................................................................  7
                Section 4.4.  Adjustments to Accounts...........................................................  7
                Section 4.5.  Statement of Accounts.............................................................  8
                Section 4.6.  Vesting of Accounts...............................................................  8

ARTICLE V.  FINANCING OF BENEFITS...............................................................................  8
                Section 5.1.  Contributions.....................................................................  8
                Section 5.2.  Establishment of Accounts.........................................................  9
                Section 5.3.  Investments.......................................................................  9
                Section 5.4.  Claims of the Corporation's Creditors.............................................  9
                Section 5.5.  Notification of Insolvency........................................................  9

ARTICLE VI.  DISTRIBUTION OF BENEFITS........................................................................... 10
                Section 6.1.  Settlement Date................................................................... 10
                Section 6.2.  Amount to be Distributed.......................................................... 10
                Section 6.3.  Time of Distribution.............................................................. 10
                Section 6.4.  Form of Distribution.............................................................. 10
                Section 6.5.  Beneficiary Designation........................................................... 11
                Section 6.6.  Facility of Payment............................................................... 11
                Section 6.7.  Hardship Distributions............................................................ 12

ARTICLE VII.  ADMINISTRATION, AMENDMENT AND TERMINATION......................................................... 12
                Section 7.1.  Administration.................................................................... 12
                Section 7.2.  Plan Administrator................................................................ 12
                Section 7.3.  Amendment, Termination and Withdrawal............................................. 13
                Section 7.4.  Successors........................................................................ 13

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

                         Section 7.5. Claims.................................................................... 13
                         Section 7.6. Expenses.................................................................. 13

ARTICLE VIII.  MISCELLANEOUS.................................................................................... 13
                         Section 8.1. No Guarantee of Employment................................................ 13
                         Section 8.2. Applicable Law............................................................ 14
                         Section 8.3. Interests Not Transferable................................................ 14
                         Section 8.4. Severability.............................................................. 14
                         Section 8.5. Withholding of Taxes...................................................... 14
                         Section 8.6. Top-Hat Plan.............................................................. 14



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                               SINTER METALS, INC.
                           DEFERRED COMPENSATION PLAN

                    The Sinter Metals, Inc. Deferred Compensation Plan is made and executed as of the ___ day of July, 1996 and is effective as of July 29, 1996.

                               ARTICLE I. PURPOSE

                    The SINTER METALS, INC. DEFERRED COMPENSATION PLAN (the "Plan") is hereby established by Sinter Metals, Inc. to allow designated management and highly compensated employees to defer a portion of their current salary. It is intended that the Plan will aid in attracting and retaining employees of exceptional ability by providing these benefits. The terms and conditions of the Plan are set forth below.

                    ARTICLE II. DEFINITIONS AND CONSTRUCTION

                    Section 2.1. DEFINITIONS. Whenever the following terms are used in this Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

                    (a) "Account": The bookkeeping account maintained for each
               Participant showing his interest under the Plan.

                    (b) "Accounting Date": December 31 of each year and the last day of any calendar quarter in which a Participant's Settlement Date occurs.

                    (c) "Accounting Period": The period beginning on the day
               immediately following an Accounting Date and ending on the next following Accounting Date.

                    (d) "Administrator": The committee established pursuant to the provisions of Section 7.1.

                    (e) "Base Salary": The base earnings paid by the Corporation to a Participant without regard to any increases or decreases in base earnings as a result of an election to defer base earnings under this Plan, or an election between benefits or cash provided under a plan of the Corporation maintained pursuant to Section 125 or 401(k) of the Code.

                    (f) "Beneficiary": The person or persons (natural or
               otherwise), within the meaning of Section 6.5, who are entitled to receive distribution of the Participant's Account balance in the event of the Participant's death.



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                    (g) "Board": The Board of Directors of the Corporation.

                    (h) "Bonus": Any bonus paid by the Corporation to a
               Participant without regard to any decreases as a result of an election to defer all or any portion of a bonus under this Plan, or an election between benefits or cash provided under a plan of the Corporation maintained pursuant to Section 125 or 401(k) of the Code.

                    (i) "Change in Control": Shall have occurred on the date on which any of the following events is effective:

                         (A) The Corporation shall merge into itself, or be
                    merged or consolidated with, another corporation and as a result of such merger or consolidation less than 70% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Corporation as the same shall have existed immediately prior to such merger or consolidation;

                         (B) The Corporation shall sell or transfer to one or
                    more persons, corporations or entities, in a single transaction or a series of related transactions, more than one-half of the assets accounted for on the statement of financial position contained in the Corporation's most recent Annual Report as "properties" or "investments in associated companies" (or such replacements for these accounts as may be adopted from time to time) unless, by the affirmative vote of two-thirds of the members of the Board, the transaction or transactions are exempted from the operation of this provision based on a good faith finding that the transaction or transactions are not within the intended scope of this definition for purposes of this instrument;

                         (C) A person, within the meaning of Section 3(a)(9) or
                    of Section 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, shall become the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of 25% or more of the outstanding voting securities of the Corporation (whether directly or indirectly); or

                         (D) During any period of three consecutive years,
                    individuals who at the beginning of any such period constitute the Board of the Corporation cease, for any reason, to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Corporation, of each Director first elected during any such period was approved by a


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                          vote of at least one-third of the Directors of the
                          Corporation who are Directors of the Corporation on the date of the beginning of any such period.

                          (j)"Common Shares": The Class A common shares, par
             value 1/100th of one cent per share, of the Corporation.

                          (k) "Code": The Internal Revenue Code of 1986, as
             amended from time to time; any reference to a provision of the Code shall also include any successor provision thereto.

                          (l) "Committee": The Compensation Committee of the
             Board.

                          (m) "Compensation": The amount of Base Salary plus
             Bonuses paid for the Plan Year by the Corporation to a Participant.

                          (n) "Corporation": Sinter Metals, Inc. or any
             successor or successors thereto.

                          (o) "Deferral Commitment": An agreement by a
             Participant to have a specified percentage or dollar amount of his Compensation deferred under the Plan. Such agreement shall be effective until revoked or replaced by a subsequent effective Deferral Commitment.

                          (p) "Deferral Period": Means the Plan Year for which a
             Participant has elected to defer a portion of his Compensation.

                          (q) "Disability": The occurrence, while a Participant
             is an Employee, of a physical or mental incapacity which is likely to be permanent and which prevents a Participant from engaging in any occupation or performing any work for compensation or profit for which he is qualified by education, training or experience, as determined by the Administrator in its sole discretion on the basis of medical evidence certified by a physician or physicians designated by it.

                          (r) "Effective Date": July 29, 1996.

                          (s) "Employee": The Chief Executive Officer of the
             Corporation and any other employee of the Corporation who is, as determined by the Chief Executive Officer, a member of a "select group of management or highly compensated employees" of the Corporation, within the meaning of Sections 201, 301 and 401 of ERISA, and who is designated by the Chief Executive Officer as an Employee eligible to participate in the Plan.

                          (t) "ERISA": The Employee Retirement Income Security
             Act of 1974, as amended from time to time; any reference to


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             a provision of ERISA shall also include any successor provision thereto.

                          (u) "Financial Hardship": An unforeseeable financial
             emergency of the Participant, determined by the Administrator on the basis of information supplied by the Participant, arising from an illness, disability, casualty loss, sudden financial reversal or other such unforeseeable occurrence, but not including foreseeable events such as the purchase of a house or education expenses for children.

                          (v) "Investment Preference Request": Shall have the
             meaning assigned thereto in Section 5.3(a) hereof.

                          (w) "Matching Amount": The amount credited to a
             Participant's Matching Account under Section 3.4.

                          (x) "Money Market Fund": The money market fund
             selected by the Committee.

                          (y) "Participant": An Employee participating in the
             Plan in accordance with the provisions of Section 3.1 or a former Employee retaining benefits under the Plan that have not been fully paid.

                          (z) "Participation Agreement": The Agreement submitted
             by a Participant to the Administrator with respect to one or more Deferral Commitments.

                          (aa) "Plan": The Plan set forth in this instrument as
             it may, from time to time, be amended.

                          (ab) "Plan Year": The 12-month period beginning
             January 1 through December 31; provided that the first plan year shall begin on July 29, 1996 and end on December 31, 1996.

                          (ac) "Retirement": Termination of employment with the
             Corporation on or after attainment of age 65.

                          (ad) "Settlement Date": The earlier of the date on
             which a Participant terminates employment with the Corporation or the date on which a Change in Control occurs. Leaves of absence granted by the Corporation will not be considered as termination of employment during the term of such leave. Settlement Date shall also include with respect to any Deferral Period the date prior or subsequent to termination of employment selected by a Participant in a Participation Agreement for distribution of all or a portion of the amounts deferred during such Deferral Period.

                          (ae) "Trust": Shall have the meaning assigned thereto
             in Section 5.1(a) hereof.


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                          (af) "Trust Account": Shall have the meaning assigned
             thereto in Section 5.2 hereof.

                          (ag) "Trust Agreement": Shall mean the Trust Agreement
             entered into between the Corporation and the Trustee in connection with the Plan.

                          (ah) "Trust Fund": Shall have the meaning assigned
             thereto in Section 5.2 hereof.

                          (ai) "Trustee": Such person or entity as may be chosen
             by the Corporation from time to time to act as trustee under the Trust Agreement, together with the successors of such person or entity as may be provided in the Trust Agreement.

                           Section 2.2. CONSTRUCTION. The masculine gender,
where appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Plan, and not to any particular provision or Section.

                    ARTICLE III. PARTICIPATION AND DEFERRALS

                  Section 3.1.  ELIGIBILITY AND PARTICIPATION.

                  (a) ELIGIBILITY. Eligibility to participate in the Plan for any Deferral Period is limited to those management and/or highly compensated Employees of the Corporation who are the Chief Executive Officer of the Corporation, or who are designated, from time to time, by the Chief Executive Officer.

                  (b) PARTICIPATION. An eligible Employee may elect to participate in the Plan with respect to any Deferral Period by submitting a Participation Agreement to the Administrator by the last business day immediately preceding the applicable Deferral Period.

                  (c) INITIAL YEAR OF PARTICIPATION. In the event that an individual first becomes eligible to participate during a Deferral Period and wishes to elect a Deferral Commitment with respect to the Compensation earned by and payable to the individual during such Deferral Period, a Participation Agreement must be submitted to the Administrator no later than 30 days after such individual first becomes eligible. Any Deferral Commitments elected in such Participation Agreement shall be effective only with regard to Compensation earned following the submission of the Participation Agreement to the Administrator. If an eligible Employee does not submit a Participation Agreement within such period of time, such individual will not be


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         eligible to participate in the Plan until the first day of a Deferral
         Period subsequent to the Deferral Period in which the individual initially became eligible to participate.

                  (d) TERMINATION OF PARTICIPATION. Participation in the Plan shall continue as long as the Participant is eligible to receive benefits under the Plan.

                  Section 3.2. INELIGIBLE PARTICIPANT. Notwithstanding any other provisions of this Plan to the contrary, if the Administrator determines that any Participant may not qualify as a "management or highly compensated employee" within the meaning of ERISA, or regulations thereunder, the Administrator may determine, in its sole discretion, that such Participant shall cease to be eligible to participate in this Plan. Upon such determination, the Corporation shall make an immediate lump sum payment to the Participant equal to the amount credited to his Account. Upon such payment no benefit shall thereafter be payable under this Plan either to the Participant or any Beneficiary of the Participant, and all of the Participant's elections as to the time and manner of payment of his Account will be deemed to be cancelled.

                  Section 3.3 AMOUNT OF DEFERRAL. With respect to each Plan Year, a Participant may elect to defer a specified dollar amount or percentage of his or her Base Salary, PROVIDED, HOWEVER, that such specified dollar amount or percentage does not exceed 6% of such Participant's Base Salary for the Plan Year. A Participant may choose to have amounts deferred under this Plan deducted from his Base Salary, Bonus or a combination of both. For the first Plan Year, a Participant may elect to defer all or any portion of his or her Base Salary earned or payable after the later of the effective date of the Participation Agreement or the date of filing the Participation Agreement with the Administrator, provided the total deferred amount for such Plan Year does not exceed the annual limitation under this Section 3.3 computed for the calendar year. A Participant may change the dollar amount or percentage of his or her Base Salary to be deferred by filing a written notice thereof with the Administrator. Any such change shall be effective as of the first day of the Plan Year immediately succeeding the Plan Year in which such notice is filed with the Administrator.

                  Section 3.4. MATCHING AMOUNTS. The Corporation shall provide Matching Amounts under this Plan with respect to each Participant in an amount equal to one-half the amount elected by the Participant for the Plan Year but not exceeding 3% of such Participant's Base Salary for the Plan Year. Matching Amounts shall be credited as of the time that matching contributions are made to the Corporation's Savings Plan.

                  Section 3.5. MODIFICATION OF DEFERRAL COMMITMENTS. A Deferral Commitment shall be irrevocable, except that the Administrator may, in its sole discretion, permit a Participant


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to terminate, prospectively, any Deferral Commitment for a Deferral Period. If a
Participant terminates a Deferral Commitment during a Deferral Period, such Participant will not be permitted to enter into a new Deferral Commitment until the following Deferral Period.

                       ARTICLE IV. PARTICIPANTS' ACCOUNTS

                  Section 4.1. ESTABLISHMENT OF ACCOUNTS. The Corporation, through its accounting records, shall establish an Account for each Participant. In addition, the Corporation may establish one or more subaccounts of a Participant's Account, if the Corporation determines that such subaccounts are necessary or appropriate in administering the Plan.

                  Section 4.2. ELECTIVE DEFERRED COMPENSATION. A Participant's Compensation that is deferred pursuant to a Deferral Commitment shall be credited to the Participant's Account within thirty days following the date the corresponding non-deferred portion of his Compensation would have been paid to the Participant. Any Matching Amount provided pursuant to Section 3.4 shall be credited at the time designated by the Corporation. Any withholding of taxes or other amounts with respect to deferred Compensation which is required by federal, state or local law shall be withheld from the Participant's non-deferred Compensation.

                  Section 4.3.  DETERMINATION OF ACCOUNTS.

                  (a) DETERMINATION OF ACCOUNTS. The amount credited to each Participant's Account as of a particular date shall equal the deemed balance of such Account as of such date. The balance in the Account shall equal the amount credited pursuant to Section 4.2, and shall be adjusted in the manner provided in Section 4.4.

                  (b) ACCOUNTING. The Corporation, through its accounting records, shall maintain a separate and distinct record of the amount in each Account as adjusted to reflect income, gains, losses, withdrawals and distributions.

                  Section 4.4.  ADJUSTMENTS TO ACCOUNTS.

                  (a) Each Participant's Account shall be debited with the amount of any distributions under the Plan to or on behalf of the Participant or, in the event of his death, his Beneficiary during the Accounting Period ending on such Accounting Date.

                  (b) The Participant's Account shall next be credited or debited, as the case may be, with an income (loss) factor equal to an amount determined by multiplying (i) the balance credited to the Participant's Account as of the immediately


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         preceding Accounting Date (as adjusted pursuant to Section 4.4(a) for the current Accounting Date) by (ii) the rate of return for the Accounting Period ending on such Accounting Date on deemed investments provided for in Section 5.3.

                  Section 4.5. STATEMENT OF ACCOUNTS. As soon as practicable after the end of each calendar quarter, a statement shall be furnished to each Participant or, in the event of his death, to his Beneficiary showing the status of his Account as of the end of such quarter, any changes in his Account since the end of the immediately preceding calendar quarter, and such other information as the Administrator shall determine.

                  Section 4.6. VESTING OF ACCOUNTS. Subject to Section 5.1, each Participant shall at all times have a nonforfeitable interest in the portion of his Account balance attributable to the deferrals elected under Section 3.3. Matching contributions made on behalf of a Participant for a particular Plan Year shall vest one-third upon the Participant's completion of one year of employment with the Corporation following such year, and one-third upon the Participant's completion of two years of employment with the Corporation following such year and one-third upon the Participant's completion of three years of employment with the Corporation following such year, PROVIDED, HOWEVER, that Matching Contributions shall fully vest upon the Retirement of a Participant if such Participant has participated in the Plan for at least five Plan Years.

                        ARTICLE V. FINANCING OF BENEFITS

                  Section 5.1. CONTRIBUTIONS. (a) The Corporation shall from time to time transfer to the Trustee to be held under the Trust Agreement in a trust (the "Trust") cash funds equal to the amount by which Participants elect to have their Compensation reduced pursuant to this Plan. All such transfers shall be made within thirty days following the date the corresponding non-deferred portion of his Compensation would have been paid to the Participant. Any Matching Amount provided pursuant to Section 3.4 shall be credited at the time designated by the Corporation consistent with Section 3.4.

                  (b) Following any initial filing of a written election with the Administrator pursuant to Section 3.1 hereof by a Participant who has previously entered into a deferred compensation agreement or arrangement with the Corporation, the Corporation shall transfer to the Trustee to be held in the Trust for the account of such Participant pursuant to Section 5.2 hereof cash funds equal to the amounts previously deferred pursuant to such deferred compensation agreement or arrangements together with an amount equal to any interest credited thereon in


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accordance with such deferred compensation agreement or arrangement to the date of such transfer.

                  (c) Except as provided with respect to the creditors of the Corporation in Sections 5.4 and 5.5 hereof, all contributions and other transfers by the Corporation to the Trust pursuant to Sections 5.1(a) and (b) hereof shall be irrevocable and (except as so provided) the Corporation shall have no right to the return of any funds so contributed or transferred to the Trust or any earnings thereon.

                  Section 5.2. ESTABLISHMENT OF ACCOUNTS. The Trustee shall establish a separate account under the Trust (a "Trust Account") for any Participant who elects to have his Compensation reduced pursuant to this Plan. As of December 31 of each year and on such other dates as the Committee may direct, the fair market value of the assets of the Trust allocated to all Trust Accounts (the "Trust Fund") shall be determined by the Trustee.

                  Section 5.3. INVESTMENTS. (a) The assets of the Trust Fund shall be held by the Trustee in the name of the Trust. As amounts are received by the Trustee, it shall invest the funds pursuant to the Trust Agreement, which shall authorize the Trustee to invest Trust Account assets attributable to a Participant's Compensation that is deferred pursuant to a Deferral Commitment in Common Shares or in the Money Market Fund pending investment in Common Shares. The Administrator may, but is under no obligation to, deem the amounts credited to a Participant's Account to be invested in Common Shares or in the Money Market Fund pending investment in Common Shares, or the Administrator may, instead, in its sole discretion, deem such Account to be invested in any deemed investment funds selected by the Administrator. Earnings on any amounts deemed to have been invested in any deemed investment fund shall be deemed to have been reinvested in such fund.

                  (b) The portion of a Participant's Account attributable to any Matching Amount provided pursuant to Section 3.4 shall be deemed to be invested in Common Shares or in the Money Market Fund pending investment in Common Shares.

                  Section 5.4. CLAIMS OF THE CORPORATION'S CREDITORS. All assets held in the Trust pursuant to the Plan, and any payment to be made by the Trustee pursuant to the Plan and Trust Agreement, shall be subject to the claims of the general creditors of the Corporation, including judgment creditors and bankruptcy creditors. The rights of a Participant or his Beneficiary to any assets of the Trust Fund shall be no greater than the rights of an unsecured creditor of the Corporation.

                  Section 5.5. NOTIFICATION OF INSOLVENCY. The Board of Directors of the Corporation and the Chief Executive Officer of the Corporation shall have the duty to immediately notify the Trustee if the Corporation becomes Insolvent (as hereinafter


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defined). The Trustee shall not make any payments from the Trust Fund to any
Participant or any Beneficiary under the Plan after such notification is received or at any time after the Trustee has knowledge of such Insolvency. Under any such circumstance, the Trustee shall deliver any property held in the Trust Fund only as a court of competent jurisdiction may direct to satisfy the claims of the Corporation's creditors. For purposes of this Plan, the Corporation shall be deemed to be "Insolvent" if the Corporation is subject to a pending voluntary or involuntary proceedings as a debtor under the United States Bankruptcy Code, as amended, or is unable to pay its debts as they become due.

                      ARTICLE VI. DISTRIBUTION OF BENEFITS

                  Section 6.1. SETTLEMENT DATE. A Participant or, in the event of his death, his Beneficiary, shall be entitled to distribution of the balance of his Account, as provided in this Article VI, following his Settlement Date or Dates.

                  Section 6.2. AMOUNT TO BE DISTRIBUTED. The amount to which a Participant or, in the event of his death, his Beneficiary is entitled in accordance with the following provisions of this Article shall be based on the Participant's adjusted account balance determined as of the Accounting Date coincident with or next following his Settlement Date or Dates.

                  Section 6.3. TIME OF DISTRIBUTION. Distribution of a Participant's Account shall commence upon the earlier of (1) the date of a Participant's termination of employment, retirement, disability or death or (ii) the occurrence of a Change of Control of the Corporation. Any benefits paid to the Participant as a distribution shall reduce the Participant's Account. Notwithstanding the foregoing, if elected by the Participant, the distribution of all or a portion of the Participant's Account may commence on a date between the Settlement Date and the date the Participant attains age sixty-five.

                  Section 6.4. FORM OF DISTRIBUTION. As soon as practicable after the end of the Accounting Period in which a Participant's Settlement Date occurs, but in no event later than thirty days following the end of such Accounting Period, the Corporation shall commence distribution or cause distribution to be commenced, to the Participant or, in the event of his death, to his Beneficiary, of the balance of the Participant's Account, as determined under Section 6.2, under one of the forms provided in this Section. Distributions shall be in cash or in Common Shares (to the extent that a portion of the Participant's Account is deemed to be invested in Common Shares), or any combination thereof, as elected by the Participant.

                  Distribution of a Participant's Account with respect to any Deferral Period shall be made in one of the following forms


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as elected by the Participant by written notice filed with the Administrator not later than the day before the Deferral Period in which Compensation is deferred:

                  (a) by a single lump sum payment; or

                  (b) by payment in five (5) annual installments; or

                  (c) by payment in ten (10) annual installments.

The amount of each installment shall be equal to the quotient obtained by dividing the Participant's Account balance as of the date of such installment payment by the number of installment payments remaining to be made to or in respect of such Participant at the time of calculation.

                  If a Participant fails to make an election in a timely manner as provided in this Section 6.4, distribution shall be made in cash in ten (10) annual installments.

                  Section 6.5. BENEFICIARY DESIGNATION. As used in the Plan the term "Beneficiary" means:

                           (a) The last person designated as Beneficiary by
                  the Participant in a written notice on a form prescribed by the Administrator;

                           (b) If there is no designated Beneficiary or if the
                  person so designated shall not survive the Participant, such Participant's spouse; or

                           (c) If no such designated Beneficiary and no such
                  spouse is living upon the death of a Participant, or if all such persons die prior to the full distribution of the Participant's Account balance, then the legal representative of the last survivor of the Participant and such persons, or, if the Administrator shall not receive notice of the appointment of any such legal representative within one year after such death, the heirs-at-law of such survivor (in the proportions in which they would inherit his intestate personal property) shall be the Beneficiaries to whom the then remaining balance of the Participant's Account shall be distributed.

Any Beneficiary designation may be changed from time to time by like notice similarly delivered. No notice given under this Section shall be effective unless and until the Administrator actually receives such notice.

                  Section 6.6. FACILITY OF PAYMENT. Whenever and as often as any Participant or his Beneficiary entitled to payments hereunder shall be under a legal disability or, in the sole judgment of the Administrator, shall otherwise be unable to apply


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such payments to his own best interests and advantage, the Administrator in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his legal guardian or conservator; or (iii) to his spouse or to any other person, to be expended for his benefit; and the decision of the Administrator, shall in each case be final and binding upon all persons in interest.

                  Section 6.7. HARDSHIP DISTRIBUTIONS. Upon a finding by the Administrator that a Participant has suffered a Financial Hardship, the Administrator may, in its sole discretion, distribute, or direct the Trustee to distribute, to the Participant an amount which does not exceed the amount required to meet the immediate financial needs created by the Financial Hardship and not reasonably available from other sources of the Participant; provided, however, that in no event shall any amount attributable to a Deferral Commitment be distributed less than six months after the date of the applicable Participation Agreement. No distributions pursuant to this Article 6 may be made in excess of the value of the Participant's Account at the time of such distribution.

             ARTICLE VII. ADMINISTRATION, AMENDMENT AND TERMINATION

                  Section 7.1. ADMINISTRATION. The Plan shall be administered by an Administrator consisting of one or more persons who shall be appointed by and serve at the pleasure of the Chief Executive Officer of the Corporation. The Administrator shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, to construe and interpret the Plan and determine the amount and time of payment of any benefits hereunder. The Administrator may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be counsel to the Corporation. The Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided under the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan. No member of the Administrator shall act in respect of his own Account. All decisions and determinations by the Administrator shall be final and binding on all parties. All decisions of the Administrator shall be made by the vote of the majority, including actions in writing taken without a meeting. All elections, notices and directions under the Plan by a Participant shall be made on such forms as the Administrator shall prescribe.

                  Section 7.2. PLAN ADMINISTRATOR. The Corporation shall be the "administrator" under the Plan for purposes of ERISA.


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



                  Section 7.3. AMENDMENT, TERMINATION AND WITHDRAWAL. The Plan may be amended from time to time or may be terminated at any time by the Board. No amendment or termination of the Plan, however, may adversely affect the amount or timing of payment of any person's benefits accrued under the Plan to the date of amendment or termination without such person's written consent.

                  Section 7.4. SUCCESSORS. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Corporation expressly to assume and to agree to perform this Plan in the same manner and to the same extent the Corporation would be required to perform if no such succession had taken place. This Plan shall be binding upon and inure to the benefit of the Corporation and any successor of or to the Corporation, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Corporation whether by sale, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Corporation" for the purposes of this Plan), and the heirs, beneficiaries, executors and administrators of each Participant.

                  Section 7.5. CLAIMS. The Administrator will provide to any Participant or Beneficiary whose claim for benefits under the Plan has been fully or partially denied a written notice setting forth (i) the specific reasons for such denial, (ii) a designation of any additional material or information required and (iii) an explanation of the Plan's claim review procedure. Such notice shall state that the Participant or Beneficiary is entitled to request a review in writing, by the Administrator, of the decision denying the claim. The claim will be reviewed by the Administrator who may, but need not, grant the claimant a hearing. On review, the claimant may have legal representation, examine pertinent documents and submit issues and comments in writing. The decision on review will be made within 120 days following the request, will be provided in writing to the claimant and will be final and binding on all parties concerned.

                  Section 7.6. EXPENSES. All expenses of the Plan shall be paid by the Corporation from funds other than those deemed invested as provided in Section 5.3.

                           ARTICLE VIII. MISCELLANEOUS

                  Section 8.1. NO GUARANTEE OF EMPLOYMENT. Nothing contained in the Plan shall be construed as a contract of employment between the Corporation and any Employee, or as a right of any Employee, to be continued in the employment of the Corporation, or as a limitation of the right of the Corporation to discharge any of its Employees, with or without cause.


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



                  Section 8.2. APPLICABLE LAW. All questions arising in respect of the Plan, including those pertaining to its validity, interpretation and administration, shall be governed, controlled and determined in accordance with the applicable provisions of federal law and, to the extent not preempted by federal law, the laws of the State of Ohio.

                  Section 8.3. INTERESTS NOT TRANSFERABLE. No person shall have any right to commute, encumber, pledge or dispose of any interest herein or right to receive payments hereunder, nor shall such interests or payments be subject to seizure, attachment or garnishment for the payments of any debts, judgments, alimony or separate maintenance obligations or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise, all payments and rights hereunder being expressly declared to be nonassignable and nontransferable.

                  Section 8.4. SEVERABILITY. Each section, subsection and lesser section of this Plan constitutes a separate and distinct undertaking, covenant and/or provision hereof. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall finally be determined to be unlawful, such provision shall be deemed severed from this Plan, but every other provision of this Plan shall remain in full force and effect, and in substitution for any such provision held unlawful, there shall be substituted a provision of similar import reflecting the original intention of the parties hereto to the extent permissible under law.

                  Section 8.5. WITHHOLDING OF TAXES. The Corporation may withhold or cause to be withheld from any amounts payable under this Plan all federal, state, local and other taxes as shall be legally required.

                  Section 8.6. TOP-HAT PLAN. The Plan is intended to be a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of ERISA, and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Subtitle B of Title I of ERISA. Accordingly, notwithstanding any other provision of the Plan, the Plan will terminate and no further benefits will accrue hereunder in the event it is determined by a court of competent jurisdiction or by an opinion of counsel based upon a change in law that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA, which is not so exempt. In addition and notwithstanding any other provision of the Plan, in the absolute discretion of the Committee, the amount credited to each Participant's Account under the Plan as of the date of termination, which shall be an


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



Accounting Date for purposes of the Plan, may be paid immediately to such Participant in a single lump sum cash payment.

                  IN WITNESS WHEREOF, Sinter Metals, Inc. has caused this instrument to be executed in its name as of the date first above written.

                                     SINTER METALS, INC.

                                     By:
                                        -----------------------------------
                                     Its:
                                        -----------------------------------

Attest:


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